Property and Equipment, Net - Schedule of Carrying Amount of Property and Equipment Net Acquired Under Capital Assets (Detail) - Logistics, warehouse and other heavy equipment [Member] - USD ($)
$ in Thousands
	Dec. 31, 2022	Dec. 31, 2021
Schedule Of Property Plant And Equipment Under Capital Leases [Line Items]
Property and Equipment	$ 10,015	$ 7,296
Less: Accumulated depreciation	(926)	(273)
Property and Equipment, net	$ 9,089	$ 7,023